Mast Managed Futures Strategy Fund

Class A Shares (CSAAX)

Class C Shares (CSACX)

Class I Shares (CSAIX)

A series of Investment Managers Series Trust III (the “Trust”)

(This Supplement replaces the Supplement dated February 27, 2026.)

Supplement dated March 2, 2026, to the currently effective

Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”).

Based on the recommendation of the Fund’s advisor, Manteio Scalable Technologies LLC (the “Advisor”), the Board of Trustees of the Trust has approved the reorganization of the Mast Managed Futures Strategy Fund (the “Fund”) into an exchange-traded fund (the “Reorganization”). The Reorganization of the Fund is subject to approval by its shareholders and will occur pursuant to an Agreement and Plan of Reorganization whereby the Fund will transfer all of its assets and liabilities to the Mast HedgeIndex Managed Futures Strategy ETF (the “ETF”), a newly created series of the Trust. If approved, each shareholder of the Fund will receive shares of the ETF and/or cash equal to the value of the shares of the Fund owned by the shareholder. In addition, if the Reorganization is approved, it is expected that the Fund’s Class A Shares and Class C Shares will be converted into Class I Shares prior to the Reorganization. No sales charges or redemption fees will be imposed in connection with this share class conversion.

There will be no change in the Fund’s investment objective or portfolio management in connection with the Reorganization, and the ETF will have substantially similar investment strategies as the Fund. Following the Reorganization, the Advisor will serve as the investment advisor to the ETF. The Reorganization is not generally expected to result in the recognition of gain or loss by the Fund or its shareholders for U.S. federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any, or with respect to redemptions of shares held through an account that is not permitted to hold the ETF shares as discussed below). The costs of the Reorganization will be borne by the Advisor.

The Fund operates as a mutual fund and the ETF operates as an actively managed exchange-traded fund. Exchange-traded funds may provide benefits to shareholders compared to mutual funds, including additional trading flexibility and increased transparency. The ETF will operate under a unitary fee structure, where it will pay the Advisor a fee and the Advisor will pay all of the ETF’s expenses except for the advisory fee and certain other expenses. The ETF will have a lower management fee and is expected to have lower total annual fund operating expenses than the Fund (before and after waivers). Additional information regarding the differences between mutual funds and exchange-traded funds and potential impact to shareholders will be included in the proxy statement noted below. In order to receive shares of the ETF as part of the Reorganization, Fund shareholders must hold their Fund shares through a brokerage account eligible to hold and trade shares of an exchange-traded fund. Shareholders holding their Fund shares through accounts that are not eligible to hold shares of an exchange-traded fund will not participate in the Reorganization and will instead receive a cash distribution equal to the net asset value of their Fund shares in full redemption of their Fund shares. If you are unsure about the ability of your account to accept shares of the ETF, please call 1-833-829-0010 or contact your financial advisor or other financial intermediary. In addition, the ETF will not issue fractional shares and, as a result, shareholders participating in the Reorganization may receive cash in lieu of fractional shares of the ETF. Cash distributions in lieu of fractional shares or with respect to redemptions of shares held through an account that is not permitted to hold ETF shares may result in the recognition of gain or loss for federal tax purposes.

The Trust will call a shareholder meeting at which shareholders of the Fund will be asked to consider and vote on the Reorganization. If the required shareholder approval for the Reorganization of the Fund is obtained, the Reorganization is currently expected to take effect in the second quarter of 2026.

Shareholders of the Fund will receive a proxy statement with additional information about the shareholder meeting, the proposed Reorganization, and the ETF. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed Reorganization.

Please file this Supplement with your records.